Offerings - Offering: 1	Oct. 06, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 47,879,164.97
Fee Rate	0.01381%
Amount of Registration Fee	$ 6,612.11
Offering Note	Transaction Valuation calculated as the aggregate maximum purchase price for common shares of beneficial interest. Amount of Filing Fee calculated at $138.10 per $1,000,000 of the Transaction Valuation.